UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2011

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas		66612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (785) 575-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTAR ENERGY, INC.

Item 2.02. Results of Operations and Financial Condition

On February 24, 2011, we issued a press release announcing our earnings for the period ended December 31, 2010. A copy of our February 24, 2011 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. We are also including our 2010 Fourth Quarter and Year-End Earnings package, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The information furnished pursuant to this Item 2.02, including Exhibits 99.1 and 99.2, will not be incorporated by reference into any registration statement filed by us under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2011, our Compensation Committee approved, and our Board of Directors ratified, new base salaries for our executive officers effective March 1, 2011. The base salary of Mr. William B. Moore, our President and Chief Executive Officer, increased from $660,000 to $680,000. The base salary of Mr. Douglas R. Sterbenz, our Executive Vice President and Chief Operating Officer, increased from $455,000 to $465,000. The base salary of Mr. Mark R. Ruelle, our Executive Vice President and Chief Financial Officer, increased from $435,000 to $445,000. The base salary of Mr. James J. Ludwig, our Executive Vice President, Public Affairs and Consumer Services, increased from $255,000 to $263,000. The base salary of Mr. Larry D. Irick, our Vice President, General Counsel and Corporate Secretary, increased from $265,000 to $275,000. None of these officers participates in any bonus or short-term incentive plan.

On February 23, 2011, long-term incentive awards were also approved for our executive officers. Mr. Moore, Mr. Sterbenz, Mr. Ruelle, Mr. Ludwig and Mr. Irick each received awards of 63,542, 26,500, 25,000, 12,800 and 14,250, respectively. Our average common stock price for the thirty-day period ended December 31, 2010 was used to determine the number of restricted share units awarded. In the case of each officer, half of the award consists of time-based restricted share units that vest on January 1, 2014. The other half of the award consists of a target number of performance-based restricted share units that vest on January 1, 2014, with the target number adjusted downward or upward based on our total shareholder return in comparison to the total shareholder return of a peer group during a performance period from January 1, 2011 through December 31, 2013. The officer will not receive any portion of the target award if our total shareholder return is less than 25% of the total shareholder return for the peer group, and the officer will receive between 25% and 200% of the target award if our total shareholder return is at least 25% and up to 90% or more of the total shareholder return for the peer group. Vesting is subject to the officer’s employment with us continuing uninterrupted through the vesting date, except that a prorated portion of the award will vest if the officer’s employment terminates on account of death, disability or retirement. The foregoing is qualified in its entirety by reference to the form of restricted share unit award documents filed as Exhibits 10(aq) and 10(ar), respectively, to our Annual report on Form 10-K filed on February 25, 2010.

Item 7.01. Regulation FD Disclosure.

We are furnishing our 2011 Earnings Guidance summary, which is attached hereto as Exhibit 99.3 and is incorporated herein by reference. This information is available to the public on our website, http://www.WestarEnergy.com. The information furnished pursuant to this Item 7.01, including Exhibit 99.3, will not be incorporated by reference into any registration statement filed by us under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated February 24, 2011

Exhibit 99.2	2010 Fourth Quarter and Year-End Earnings package

Exhibit 99.3	2011 Earnings Guidance

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westar Energy, Inc.

Date: February 24, 2011	By:	/s/ Larry D. Irick
	Name:	Larry D. Irick
	Title:	Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

Exhibit 99.1	Press Release dated February 24, 2011

Exhibit 99.2	2010 Fourth Quarter and Year-End Earnings package

Exhibit 99.3	2011 Earnings Guidance